DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Short-Intermediate Municipal Bond Fund. For its semi-annual reporting period ended September 30, 1996, your Fund produced a total return of 2.11%, including share price changes, interest income, and capital gain distributions.* Income dividends exempt from Federal personal income taxes of approximately $.290 per share were paid to shareholders.** This is equivalent to an annualized Federally tax-free distribution rate per share of 4.41%.*** THE ECONOMY
    Low inflation in the face of ongoing strong growth in new jobs and low unemployment remained the big economic story over the reporting period. On September 24, the Federal Reserve Board's Open Market Committee ("the Fed") again decided against raising interest rates. Despite what appeared to be a sharp split within the Fed, the Central Bank kept the Fed Funds rate at 5.25%. (A news leak reported that 8 of the 12 presidents of the regional Federal Reserve Banks were concerned about inflation and leaning toward an increase in rates.)
    The potential resurgence in inflation has been a primary concern of the Fed as the economic expansion continues. Yet inflation has remained subdued. The Consumer Price Index has risen just 2.9% over the past twelve months. Furthermore, indications of inflation at crude, intermediate and finished goods levels, as measured by the Producer Price Index, remained well-behaved. There appear to be few signs of inflation in the production pipeline.
    The past inverse relationship between unemployment and inflation has so far not prevailed during this economic expansion. Most recently, the unemployment rate fell to 5.1%, its lowest level in seven years. Job growth has continued to be robust. Yet despite signs of a tightening labor market, wage gains, considered by many economists to be a harbinger of future inflation, remained modest, as have virtually all measures of inflation.
    Buoyed by such good news, consumers remained confident. The Conference Board's Consumer Confidence Index has risen since the beginning of the year and was near a six-year high by the end of the reporting period. Yet, there were some signs that consumer spending was moderating from its strong pace in the first half of the year. Retail sales remained subdued all summer. Consumer borrowing rose over the reporting period, continuing the three-year trend of steady increases in credit.
    Industrial production has risen consistently since February and businesses showed some signs of inventory accumulation by late summer. Corporate pricing power still seems to be in check. In a survey of member corporations released in mid-September, the National Federation of Independent Business reported that only 20% of its respondents planned to increase prices in coming months.
    Despite all these favorable developments, we are alert for signs of potential economic excess that could result in a resurgence in inflation.
THE MARKET
    The yield ratios of shorter maturity municipal bonds versus U.S. Treasuries have cheapened compared to those a year ago, primarily due to proposed tax reform legislation that never came to fruition. The current trend has been for this part of the market to remain stable with moments of expensiveness and inexpensiveness around a constant mean. Over time, we feel the moments of cheapness have support from falling to very oversold conditions, primarily due to the dichotomy between taxable and tax-exempt patterns of issuance. The tax-exempt pattern of issuance has less debt in the early years. Municipalities, and the viability of many of their projects, are structured to avoid large outflows over the short term, while the Treasury bond equivalent (the largest source of taxable debt) is issued with more consistency, and most of the issuance in the early maturities. This supply condition, coupled with the ongoing demand for tax exempts, helps create the support that keeps the bonds that make up the Fund from an extended oversold position, and in recent times, has created buying opportunities.
THE PORTFOLIO
    The approach we have taken with the portfolio is to use many of the higher coupon-low volatility bonds that have been in the Fund for a while as a core position, and then build on it. That core position gets shorter in maturity with the passing of time and has provided several options. One frequently exercised option has been to add to the middle part of the maturity range, creating new core positions when the yield curve has been flat. These securities are just as attractive as longer range securities for this Fund.
    Additionally, when an income opportunity is presented anywhere in the allowable range for the Fund, our shorter structure allows the flexibility to take advantage of it. This strategy was evident this summer when we had invested in the 1999 range and kept some cash available until the end of August, when we did some swapping and made some direct purchases of good longer-range maturity opportunities. Currently, the weighted average life of the portfolio's holdings is 2.2 years. Keeping an eye on the shape of the interest rate curve and being patient has helped put the Fund in the top five funds for both income and total return in its Lipper category.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 18, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.



DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                            SEPTEMBER 30, 1996
(UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                                AMOUNT           VALUE
                                                                                                     _______          _______
ALABAMA-.3%
Alabama Higher Education Loan Corp., Student Loan Revenue
    6.20%, 3/1/1997.........................................................                       $   840,000     $  845,208
ALASKA-4.6%
Alaska Student Loan Corp., Student Loan Revenue:
    4.70%, 7/1/1998. .......................................................                         3,060,000      3,070,526
    5.25%, 7/1/1999 (Insured; AMBAC)........................................                         3,100,000      3,145,725
    5.25%, 7/1/2001 (Insured; AMBAC)........................................                         1,000,000      1,014,600
North Slope Borough:
    Zero Coupon, 6/30/1999 (Insured; MBIA)..................................                         1,000,000        879,950
    Zero Coupon, 6/30/1999 (Insured; MBIA)..................................                         4,000,000      3,519,800
    Zero Coupon, 6/30/2000 (Insured; MBIA)..................................                         2,500,000      2,088,800
    Zero Coupon, 6/30/2001 (Insured; MBIA)..................................                         2,000,000      1,578,140
ARKANSAS-.5%
Springdale Residential Housing and Health Care Facilities Board, Revenue
    (Springdale Memorial Hospital Project) 5.10%, 10/1/1997.................                         1,670,000      1,686,082
CALIFORNIA-7.8%
California Statewide Communities Development Authority, Insured HR,
    Refunding, COP (Triad Healthcare) 5.25%, 8/1/1997.......................                         2,500,000      2,504,475
Chula Vista, MFHR
    (Eucalyptus Grove Project) 5.75%, 11/1/1997.............................                         4,795,000      4,803,199
Orange County, Apartment Development Revenue:
    (Villas Aliento Project) 4.50%, 8/15/1997 (LOC; Tokai Bank) (a).........                         5,000,000      4,966,800
    (Villas De La Paz) 4.50%, 8/15/1997 (LOC; Tokai Bank) (a)...............                         5,000,000      5,018,950
Santa Rosa Housing Authority, MFHR
    (Dutton Partners Project) 4.875%, 9/1/1997..............................                         8,750,000      8,757,263
COLORADO-.4%
Colorado Student Obligation Bond Authority, Student Loan Revenue
    5.20%, 9/1/1997.........................................................                         1,200,000      1,212,384
CONNECTICUT-2.7%
Connecticut, Housing Mortgage Revenue (Chestnut Hill Apartments)
    4.60%, 4/1/1997 (LOC; National Australia Bank) (a)......................                         3,910,000      3,912,542
Mashantucket Western Pequot Tribe, Special Revenue
    6.25%, 9/1/2001 (b,c)...................................................                         5,000,000      5,129,150
DISTRICT OF COLUMBIA-2.7%
District of Columbia, Refunding:
    4.60%, Series C, 12/1/1997..............................................                         2,000,000      1,999,020
    4.60%, Series D, 12/1/1997(d)...........................................                         5,250,000      5,247,428

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                    _______          _______
DISTRICT OF COLUMBIA (CONTINUED)
District of Columbia Redevelopment Land Agency, Special Tax Revenue
    (Washington D.C. Sports Arena):
      5.10%, 11/1/1998......................................................                        $  925,000       $932,964
      5.40%, 11/1/2000......................................................                           750,000        758,445
FLORIDA-5.9%
Florida Housing Finance Agency, Multi-Family Housing:
    4.85%, 12/1/1999........................................................                         9,000,000      9,070,380
    5.35%, Series E, 6/1/2000...............................................                         5,085,000      5,110,323
    5.35%, Series F, 6/1/2000...............................................                         2,000,000      2,009,960
    5.35%, Series G, 6/1/2000...............................................                         3,650,000      3,665,440
IDAHO-.6%
Idaho Student Loan Fund Marketing Association Inc., Student Loan Revenue
    5.25%, 10/1/1996........................................................                         2,160,000      2,159,978
ILLINOIS-3.6%
Glenview, EDR (Valley Lo Towers II Project) 5.75%, 12/1/1997................                         5,000,000      5,070,650
Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue
    Zero Coupon, 6/15/1997 (Insured; AMBAC).................................                         7,035,000      6,839,638
IOWA-.5%
Des Moines, HR, Refunding (Des Moines General Hospital)
    5.05%, 11/15/2000 (LOC; Norwest Bank Minnesota) (a).....................                         1,545,000      1,560,357
LOUISIANA-1.0%
Louisiana Public Facilities Authority, Revenue
    (Equipment Leasing-Department of Public Safety):
      4.60%, 8/1/1999 (Insured; AMBAC)......................................                         1,515,000      1,515,712
      4.75%, 8/1/2000 (Insured; AMBAC)......................................                         1,745,000      1,747,932
MAINE-2.8%
Maine Educational Loan Marketing Corp., Student Loan Revenue, Refunding
    6.35%, 11/1/1996........................................................                         9,200,000      9,219,320
MARYLAND-1.0%
Maryland State Energy Financing Adminitration, SWDR
    (Wheelabrator Water Projects):
      5.10%, 12/1/1999......................................................                         1,000,000      1,007,490
      5.30%, 12/1/2000......................................................                         1,250,000      1,264,338
      5.45%, 12/1/2001......................................................                         1,000,000      1,015,200
MASSACHUSETTS-5.3%
Massachusetts Bay Transportation Authority (Massachusetts General Transportation System):
    7.625%, 3/1/2009 (Insured; FSA) (Prerefunded 3/1/1998) (e)..............                         1,000,000      1,068,090

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT           VALUE
                                                                                                   _______         _______
MASSACHUSETTS (CONTINUED)
Massachusetts Bay Transportation Authority (continued)
    (Massachusetts General Transportation System) (continued):
      7.75%, 3/1/2011 (Insured; FSA) (Prerefunded 3/1/1998) (e).............                    $    1,000,000    $ 1,069,800
Massachusetts Education Loan Authority, Education Loan Revenue
    4.75%, 7/1/2000 (Insured; AMBAC)........................................                         1,750,000      1,741,565
Massachusetts Health and Educational Facilities Authority, Revenue:
    (Capital Asset Program)
      7.30%, 10/1/2018 (Insured; MBIA) (Prerefunded 4/1/2000) (e)...........                         3,750,000      4,114,388
    (Lahey Clinic Medical Center)
      7.625%, 7/1/2018 (Insured; MBIA) (Prerefunded 7/1/1998) (e)...........                         1,000,000      1,076,930
Massachusetts Municipal Wholesale Electric Co.,
    Power Supply System Revenue 5.20%, 7/1/1998.............................                         5,000,000      5,071,500
New England Education Loan Marketing Corp., Massachusetts Student
    Loan Revenue, Refunding 5%, 6/1/1998....................................                         3,400,000      3,441,038
MICHIGAN-3.6%
Flint Hospital Building Authority, Revenue, Refunding (Hurley Medical Center):
    5.25%, 7/1/1998.........................................................                         2,050,000      2,060,373
    5.50%, 7/1/1999.........................................................                         2,160,000      2,180,088
    5.50%, 7/1/2000.........................................................                         1,225,000      1,230,231
Greater Detroit, Resource Recovery Authority, Revenue, Refunding
    5%, 12/13 2000 (Insured; AMBAC).........................................                         2,500,000      2,534,800
Michigan Housing Development Authority, Rental Housing Revenue:
    5%, 10/1/1999 (Insured; MBIA)...........................................                         1,915,000      1,933,576
    5.15%, 4/1/2000 (Insured; MBIA).........................................                         1,975,000      1,998,443
MISSISSIPPI-1.2%
Mississippi Higher Education Assistance Corp., Student Loan Revenue,
Refunding:
    5.70%, 1/1/1997.........................................................                         1,435,000      1,441,486
    5.70%, 7/1/1997.........................................................                         2,435,000      2,465,925
NEW JERSEY-3.4%
Atlantic City 6.30%, 2/1/1997...............................................                         2,000,000      2,016,440
Camden County Pollution Control Financing Authority, Solid Waste Resources
    Recovery Revenue 6.15%, 12/1/1996.......................................                         1,530,000      1,531,056
Monroe Township Municipal Utilities Authority, Water and Sewer System Revenue,
    Refunding 6.875%, 2/1/2017 (Insured; MBIA) (Prerefunded 2/1/2000) (e)...                         5,000,000      5,302,150
New Jersey Economic Development Authority, Wastepaper Recycling
    Revenue (MPMI Inc. Project) 5.10%, 2/1/1999.............................                         2,575,000      2,560,503
NEW MEXICO-1.9%
Albuquerque, Gross Receipts Tax Subordinate Lien (Affordable Housing Project)
    5.375%, 7/1/2001........................................................                         6,125,000      6,182,881

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                     _______        _______
NEW YORK-23.6%
New York City:
    6.80%, 2/1/1997.........................................................                    $    8,710,000     $8,793,616
    Refunding 7.10%, 2/1/1997...............................................                         5,000,000      5,052,900
    4.875%, 8/1/1997........................................................                         4,000,000      4,027,600
    5.25%, 8/1/1997.........................................................                        15,000,000     15,149,250
    Refunding 5%, 2/15/2000.................................................                        16,000,000     16,013,760
    4.85%, 2/15/2000........................................................                         2,410,000      2,399,203
    Refunding 5.50%, 8/1/2001...............................................                         9,000,000      9,109,620
New York State,
    COP (Commissioner General Services Executive Department) 4.90%, 2/1/1997                         1,000,000      1,002,660
New York State Dormitory Authority, Revenue:
    (Department of Health) 4.75%, 7/1/2001..................................                         1,435,000      1,421,081
    Lease, Refunding (State University Dormitory Facilities) 4.875%, 7/1/2000                        8,665,000      8,689,435
    Refunding (City University System) 5.10%, 7/1/2001......................                         1,285,000      1,291,245
New York State Housing Finance Agency, Revenue, Refunding
    (Health Facilities-New York City):
      4.85%, 5/1/1999.......................................................                         1,080,000      1,083,596
      4.85%, 11/1/1999......................................................                         1,360,000      1,363,808
      5.15%, 5/1/2000.......................................................                         1,140,000      1,147,353
      5.15%, 11/1/2000......................................................                         1,430,000      1,440,396
New York State Urban Development Corp., Revenue, Refunding
    (Onondaga County Convention Project) 4.875%, 1/1/2000...................                         1,000,000      1,001,860
OKLAHOMA-.4%
Holdenville Industrial Authority, Correctional Facility Revenue
    5.70%, 7/1/2001.........................................................                         1,175,000      1,184,106
PENNSYLVANIA-5.8%
Armstrong County Hospital Authority, HR
    (Saint Francis Central Hospital)
    5.25%, 11/1/1997 (LOC; Pittsburgh National Bank) (a)....................                         3,100,000      3,134,100
Philadelphia, Gas Works Revenue 5.20%, 7/1/1997.............................                        11,845,000     11,950,302
Philadelphia Hospitals and Higher Education Facilities Authority, HR
    (Pennsylvania Hospital) 5.50%, 7/1/2000.................................                         4,165,000      4,203,901
RHODE ISLAND-1.5%
Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing,
Refunding
    5%, 7/1/2000 (Insured; AMBAC)...........................................                         5,000,000      5,078,200
SOUTH DAKOTA-1.8%
South Dakota Student Loan Finance Corp., Student Loan Revenue 5.70%, 8/1/1999                        6,000,000      6,152,340

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                            SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                    _______         _______
TEXAS-9.2%
Bell County Health Facilities Development Corp., Revenue, Refunding
    4.72%, 10/1/1998........................................................                     $  22,550,000  $  22,550,000
Brazos Higher Education Authority Inc., Student Loan Revenue, Refunding:
    6.20%, 3/1/1997.........................................................                         3,865,000      3,902,220
    5.30%, 12/1/1997........................................................                         1,845,000      1,871,236
    4.95%, 6/1/1998.........................................................                         2,500,000      2,522,550
UTAH-1.5%
Intermountain Power Agency, Power Supply Revenue
    5.05%, 7/1/2001 (Insured; MBIA).........................................                         5,035,000      5,122,861
VIRGINIA-3.3%
Fairfax County Redevelopment and Housing Authority,
    Guaranteed Revenue, Refunding (Shenandoah Crossing Apartments)
    5.25%, 12/1/1997........................................................                         8,100,000      8,108,505
Penninsula Ports Authority, Revenue, Refunding (Olde Hampton Hotel)
    4.875%, 7/1/1999 (a)....................................................                         3,000,000      3,002,670
WASHINGTON-.5%
Washington, COP (State Equipment) 6%, 10/1/1996.............................                         1,750,000      1,750,105
WEST VIRGINIA-1.5%
West Virginia Public Energy Authority, Energy Revenue
    (Morgantown Association Project) 5.50%, 1/1/1998 (LOC; Swiss Bank Corp.) (a)                     4,860,000      4,914,334
U.S. RELATED-1.1%
Puerto Rico Municipal Finance Agency 5%, 7/1/1998...........................                         3,655,000      3,695,058
                                                                                                                  ___________
TOTAL INVESTMENTS
    (cost $331,436,115).....................................................                                     $333,479,303
                                                                                                                =============



DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
EDR           Economic Development Revenue                                    Insurance Corporation
FSA           Financial Security Assurance                       MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue



SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
____                              ________                       __________________                  _____________________
AAA                                Aaa                            AAA                                       17.3%
AA                                 Aa                             AA                                        15.9
A                                  A                              A                                         36.1
BBB                                Baa                            BBB                                       19.1
BB                                 Ba                             BB                                         2.2
F1                                 MIG1/P1                        SP1/A1                                     8.0
Not Rated(g)                       Not Rated(g)                   Not Rated(g)                               1.4
                                                                                                          ________
                                                                                                           100.0%

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in a transaction exempt from registration, normally to qualified institutional buyers. At September 30, 1996, this security amounted to $5,129,150 or 1.6% of net assets.
    (c)  Purchased on a when-issued basis.
    (d)  Wholly held by custodian as collateral for a when-issued security.
    (e) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.



See independent accountants' review report and notes to financial statements.


DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                SEPTEMBER 30, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $331,436,115)-see statement.....................................                                        $333,479,303
    Interest receivable.....................................................                                           4,486,921
    Receivable for shares of Beneficial Interest sold.......................                                              50,100
    Prepaid expenses........................................................                                              81,312
                                                                                                                    ____________
                                                                                                                     338,097,636
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                 $      150,771
    Due to Distributor......................................................                         15,129
    Due to Custodian........................................................                      3,686,331
    Payable for investment securities purchased.............................                     11,659,016
    Payable for shares of Beneficial Interest redeemed......................                         24,000
    Accrued expenses .......................................................                        141,792           15,677,039
                                                                                               ____________         ____________
NET ASSETS  ................................................................                                        $322,420,597
                                                                                                                   =============
REPRESENTED BY:
    Paid-in capital.........................................................                                        $327,122,834
    Accumulated net realized (loss) on investments..........................                                          (6,745,425)
    Accumulated net unrealized appreciation on investments-Note 3...........                                           2,043,188
                                                                                                                    ____________
NET ASSETS at value applicable to 24,897,460 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial Interest
    authorized).............................................................                                       $322,420,597
                                                                                                                   =============
NET ASSET VALUE, offering and redemption price per share
    ($322,420,597 / 24,897,460 shares)......................................                                             $12.95
                                                                                                                         =======



See independent accountants' review report and notes to financial statements.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                     SIX MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $8,338,609
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $   815,612
      Shareholder servicing costs-Note 2(b).................................                        262,170
      Professional fees.....................................................                         28,811
      Trustees' fees and expenses-Note 2(c).................................                         28,192
      Registration fees.....................................................                         17,949
      Custodian fees........................................................                         17,066
      Prospectus and shareholders' reports-Note 2(b)........................                         16,801
      Miscellaneous.........................................................                         10,428
                                                                                               ____________
          TOTAL EXPENSES....................................................                      1,197,029
      Less-reduction in management fee due to undertakings-Note 2(a)........                         72,080
                                                                                               ____________
          NET EXPENSES......................................................                                           1,124,949
                                                                                                                    ____________
          INVESTMENT INCOME-NET.............................................                                           7,213,660
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................                   $     40,617
    Net unrealized (depreciation) on investments............................                      (539,412)
                                                                                               ____________
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                           (498,795)
                                                                                                                    ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $6,714,865
                                                                                                                   =============











See independent accountants' review report and notes to financial statements.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        YEAR ENDED           SIX MONTHS ENDED
                                                                                         MARCH 31,          SEPTEMBER 30, 1996
                                                                                           1996                 (UNAUDITED)
                                                                                       ______________           ____________
OPERATIONS:
    Investment income-net...............................................                $ 15,858,961            $ 7,213,660
    Net realized gain (loss) on investments.............................                     (12,114)                40,617
    Net unrealized appreciation (depreciation) on investments for the period               4,334,551               (539,412)
                                                                                       ______________           ____________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                  20,181,398              6,714,865
                                                                                       ______________           ____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...............................................                 (15,777,609)            (7,295,012)
    Net realized gain on investments....................................                     ___                     (9,971)
                                                                                       ______________           ____________
      TOTAL DIVIDENDS...................................................                 (15,777,609)            (7,304,983)
                                                                                       ______________           ____________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold.......................................                 159,298,364             85,948,560
    Dividends reinvested................................................                  13,463,701              6,198,450
    Cost of shares redeemed.............................................                (219,888,578)          (107,197,124)
                                                                                       ______________           ____________
      (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS....                 (47,126,513)           (15,050,114)
                                                                                       ______________           ____________
          TOTAL (DECREASE) IN NET ASSETS................................                 (42,722,724)            (15,640,232)
NET ASSETS:
    Beginning of period.................................................                 380,783,553             338,060,829
                                                                                       ______________           ____________
    End of period (including investment income-net;
      $81,352 on March 31, 1996)........................................               $ 338,060,829           $ 322,420,597
                                                                                      ==============           ==============

                                                                                         SHARES                    SHARES
                                                                                     ______________              ____________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................               12,288,534                  6,646,346
    Shares issued for dividends reinvested.............................                 1,038,945                    479,194
    Shares redeemed.....................................................              (16,971,344)                (8,292,057)
                                                                                     ______________              ____________
      NET (DECREASE) IN SHARES OUTSTANDING..............................               (3,643,865)                (1,166,517)
                                                                                      ==============           ==============




See independent accountants' review report and notes to financial statements.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.




                                                                                                                SIX MONTHS ENDED
                                                                 YEAR ENDED MARCH 31,                          SEPTEMBER 30, 1996
                                           _________________________________________________________________
PER SHARE DATA:                                 1992          1993          1994          1995         1996         (UNAUDITED)
                                               _______       _______       _______      _______       ______       ____________
    Net asset value, beginning of period        $12.63      $12.85         $13.21        $13.02       $12.82           $12.97
                                               _______       _______       _______      _______       ________           _______
    INVESTMENT OPERATIONS:
    Investment income-net..............            .70         .63            .58           .57          .58              .29
    Net realized and unrealized gain (loss)
      on investments...................            .22         .38           (.18)         (.20)         .15             (.02)
                                               _______       _______       _______      _______       ________           _______
      TOTAL FROM INVESTMENT OPERATIONS.            .92        1.01            .40           .37          .73              .27
                                               _______       _______       _______      _______       ________           _______
    DISTRIBUTIONS:
    Dividends from investment income-net          (.70)       (.63)          (.58)         (.57)        (.58)            (.29)
    Dividends from net realized gain
      on investments...................             -         (.02)          (.01)           --          --                --
                                               _______       _______       _______      _______       ________          _______
      TOTAL DISTRIBUTIONS..............           (.70)       (.65)          (.59)         (.57)        (.58)            (.29)
                                               _______       _______       _______      _______       ________          _______
    Net asset value, end of period.....         $12.85       $13.21        $13.02        $12.82       $12.97           $12.95
                                              ========       =======      =======      =========      ========         ========
TOTAL INVESTMENT RETURN................          7.50%         8.04%         3.05%         2.93%        5.78%            4.21%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets       .72%          .75%          .74%          .70%         .68%             .69%(1)
    Ratio of net investment income to
      average net assets...............          5.42%         4.76%         4.35%         4.42%        4.49%            4.42%(1)
    Decrease reflected in above expense
      ratios due to undertakings by
      the Manager......................          .07%          --              --           --           .05%             .04%(1)
    Portfolio Turnover Rate............        63.83%         31.80%        34.68%        37.38%       44.39%           19.75%(2)
    Net Assets, end of period
        (000's Omitted)................     $187,972       $386,464      $598,274      $380,784      $338,061 $322,421
    (1)  Annualized.
    (2)  Not annualized.



See independent accountants' review report and notes to financial statements.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Short-Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $6,660,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1996. If not applied, $3,787,000 of the carryover expires in fiscal 2003 and $2,873,000 of the carryover expires in fiscal 2004.
    As a result of the treatment of market discount for financial reporting purposes, versus federal income tax purposes, the Fund reclassified $8,643 from undistributed net realized and unrealized gains to net investment income. This amount represented the cumulative effect of such difference. Results of operations and net assets were not effected by this reclassification.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1-1\2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken from April 1, 1996 through August 16, 1996 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $72,080 during the six months ended September 30, 1996.
    (B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .10 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the six months ended September 30, 1996, $170,151 was charged to the Fund pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $54,982 during the six months ended September 30, 1996.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended September 30, 1996 amounted to $65,354,627 and $69,019,810, respectively.
    At September 30, 1996, accumulated net unrealized appreciation on investments was $2,043,188, consisting of $2,172,097 gross unrealized appreciation and $128,909 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus Short- Intermediate Municipal Bond Fund, including the statement of investments, as of September 30, 1996 and the related statements of operations and changes in net assets and financial highlights for the six month period ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended March 31, 1996 and financial highlights for each of the five years in the period ended March 31, 1996 and in our report dated April 29, 1996, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                              [Ernst & Young LLP signature logo]

New York, New York
October 30, 1996




[Dreyfus lion "d" logo]
DREYFUS SHORT-INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            591SA969
[Dreyfus logo]
Short-Intermediate
Municipal
Bond Fund
Semi-Annual
Report
September 30, 1996